UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 30, 2006
MARINE PETROLEUM TRUST
(Exact name of registrant as specified in its charter)

Texas	0-8565	75-6008017
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o The Corporate Trustee:
Bank of America, N.A. P. O. Box 830650, Dallas, Texas	75283-0650
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 985-0794
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective June 30, 2006, Mr. R. Ray Bell retired as the principal accounting officer of Marine Petroleum Trust (“Marine”). Mr. Bell is no longer an employee of Marine but he has been retained as an independent consultant to assist Marine with ongoing accounting and operational matters. Marine will not appoint a new principal accounting officer. As is customary in the industry, the trustee of Marine, Bank of America, N.A., will be responsible for all of Marine’s future accounting related matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE PETROLEUM TRUST

Date: August 7, 2006	By:	BANK OF AMERICA, N.A.
in its capacity as trustee of Marine
Petroleum Trust and not in its individual capacity or otherwise

By:	/s/ RON E. HOOPER
Ron E. Hooper
Senior Vice President